EXHIBIT 99
                                                                      ----------

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                        OF FIRST MUTUAL BANCSHARES, INC.
        PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

 - the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

 - the information contained in the report fairly presents, in all material respects, the Bank's financial condition and results of operations.


March 31, 2003                          /s/ John R. Valaas
                                        --------------------------
                                        John R. Valaas
                                        President and Chief Executive Officer


March 31, 2003                          /s/ Roger A. Mandery
                                        --------------------------
                                        Roger A. Mandery
                                        Executive Vice President and
                                        Principle Financial Officer